EXHIBIT 10.7

                                 AMENDMENT NO. 6
                                     TO THE
                        PIONEER NATURAL RESOURCES COMPANY
                            LONG-TERM INCENTIVE PLAN

     AMENDMENT NO. 6 (this "Amendment") to that certain Long-Term Incentive Plan (the "Plan") of Pioneer Natural Resources Company (the "Company") is effective as of December 17, 2004.

                                    RECITALS

     WHEREAS, the Company has adopted the Plan; and

     WHEREAS, the Board of Directors of the Company has approved an amendment to the Plan, which amendment is memorialized below in this Amendment.

     NOW THEREFORE, the Plan is hereby amended as follows:

     1. Section 1.32 of the Plan is replaced in its entirety to read as follows:

           1.32 "Performance Period" means a period established by the Committee for which Performance Units are granted and over which performance is measured, for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

     2. Section 1.33 of the Plan is replaced in its entirety to read as follows:

           1.33 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period. A Performance Unit the value of which is determined by reference to Common Stock may be referred to as a Restricted Stock Unit in any applicable Award Agreement.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer to be effective as of December 17, 2004.

                                        PIONEER NATURAL RESOURCES COMPANY



                                        By:  /s/ Mark L. Withrow
                                            -----------------------------------
                                            Name:  Mark L. Withrow
                                            Title: Executive Vice President and
                                                   General Counsel


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